UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2026

Carlyle Secured Lending, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York	10017
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, Justin Plouffe, a Class II director of Carlyle Secured Lending, Inc. (the “Company”), informed the Company that he is resigning from the Board of Directors of the Company (the “Board”) and his positions as the President and Chief Executive Officer of the Company, in each case effective immediately. Mr. Plouffe’s resignation follows his recent appointment as Chief Financial Officer of The Carlyle Group Inc., the parent company of the Company’s investment adviser, effective January 1, 2026.

On February 18, 2026, the Board appointed Alex Chi as a Class II Director of the Company and its Chief Executive Officer, effective immediately.

Mr. Chi, 53, joined Carlyle in January 2026 and serves as the Deputy Chief Investment Officer of Carlyle Global Credit and Head of Direct Lending. Prior to joining Carlyle, he had over 30 years of experience at Goldman Sachs. He spent six years in Goldman Sachs Asset Management, where he served as Co-Head of Private Credit in the Americas and as Co-Chief Executive Officer and Co-President of the firm’s business development companies from August 2022 to August 2025. Prior thereto, he spent 25 years in Goldman Sachs’ Investment Banking Division.

On February 18, 2026, the Board appointed Thomas Hennigan as President of the Company, effective immediately. Mr. Hennigan will continue as the Company’s Chief Financial Officer and Chief Risk Officer and as a member of the Board.

Item 8.01 – Other Events.

On February 18, 2026, Nelson Joseph informed the Company that he is resigning from his position as Treasurer of the Company, effective immediately. Mr. Joseph will continue as the Company’s Principal Accounting Officer.

On February 18, 2026, the Board appointed Frank Taylor as Treasurer of the Company, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: February 20, 2026